SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         March 26, 2001 (June 20, 2000)

                            Empire Energy Corporation
                            -------------------------
             (Exact Name of Registrant as specified in its charter)

            Utah                         1-10077                 87-0401761
            ----                         -------                 ----------
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)

                       7500 College Boulevard, Suite 1215
                           Overland Park, Kansas 66210
                           ---------------------------
               (address of principal executive offices) (zip code)


                                 (913) 469-5615
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets

On June 20, 2000, Empire acquired 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to purchase eleven million shares of the Company's common stock at a price of $3.00 per share. The market value of the common stock issued by Empire was determined to be $2,116,688 based on the market closing price of $2.50 per share on the date of the acquisition. The fair value of the warrants was determined to be $11,000 based on the stated value of the warrants. The warrants expire June 20, 2001 and are callable at $.001 per share if not exercised within sixty days after the Company's common stock trades at $5.55 for 30 consecutive days. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values. This acquisition will be accounted for as a purchase. It is a step to broaden the Company's businesses from its dependency on the natural resources industry.


Item 7. Financial Statements and Exhibits.

(a) Financial Statements

Audited financial statements of One E Group, Inc. are filed herewith for the period from inception ending December 31, 1999 and unaudited financial statements are included for the three month periods ending March 31, 2000.

(b) Pro forma Financial Statements

Pro forma financial information of Registrant and One E Group, Inc. are filed herewith.

(c) Exhibits

2.04 Asset acquisition agreement.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated: March 26, 2001                      By: /s/ Norman L. Peterson
---------------------                      --------------------------
                                           Norman L. Peterson, Chairman

                            EMPIRE ENERGY CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Attached are the historical audited financial statements of One E Group, Inc.
(OEG) for the acquisition of 71.43% of the outstanding common stock of OEG by Empire Energy Corporation ("Empire") (a development stage company). The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Empire. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Empire on Form 10-KSB/A and the attached historical financial statements of OEG.

The following unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and for the three months ended March 31, 2000 and the unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 give effect to the acquisition of the majority of the stock of OEG, including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to the acquisition by Empire as if the acquisition, accounted for as a purchase, had occurred on January 1, 1999 for the year ended December 31, 1999 and January 1, 2000 for the three months ended March 31, 2000. The unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 gives effect to the acquisition as if it had occurred on March 31, 2000. The pro forma financial statements reflect the preliminary allocation of the purchase price. The purchase price will be finalized upon the completion of management's review and resolution of the purchase contingencies.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or which may be obtained in the future.


EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

------------------------------------------------------------------------------------------------


                 ASSETS
                 ------

                                                                                      Unaudited
                                     Historical March 31, 2000        One E Group     Pro Forma
                                     --------------------------        Pro Forma      March 31,
                                       Empire       One E Group       Adjustments       2000
                                     -----------    -----------       -----------    -----------
CURRENT ASSETS
   Cash                              $   126,723    $   164,160       $      --      $   290,883
   Accounts receivable, net               57,773         39,085              --           96,858
   Prepaids and deposits                  18,500         47,396              --           65,896
                                     -----------    -----------       -----------    -----------

TOTAL CURRENT ASSETS                     202,996        250,641              --          453,637

PROPERTY AND EQUIPMENT, NET                8,462         95,146              --          103,608

OIL AND GAS PROPERTIES, NET                 --             --                --             --



OTHER ASSETS:
  Marketable securities                     --             --                --             --
  Goodwill                                  --             --   (b)     1,714,833           --
                                                                (c)    (1,714,833)
  Receivables - related party            101,675        327,717              --          429,392
                                     -----------    -----------       -----------    -----------

TOTAL ASSETS                         $   313,133    $   673,504       $      --      $   986,637
                                     ===========    ===========       ===========    ===========

               LIABILITIES
               -----------

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                       $    17,745    $    25,712       $      --      $    43,457
   Capital leases                           --           29,807              --           29,807
   Notes payable - related parties         8,500         40,000              --           48,500
   Convertible debentures                 25,000           --                --           25,000
                                     -----------    -----------       -----------    -----------

TOTAL CURRENT LIABILITIES                 51,245         95,519              --          146,764
                                     -----------    -----------       -----------    -----------

MINORITY INTERESTS                          --             --   (b)       165,130        165,130

          STOCKHOLDERS' EQUITY
          --------------------

STOCKHOLDERS' EQUITY
   Common stock                           12,140          1,050 (a)        (1,050)        12,987
                                                                (b)           847
   Additional paid-in-capital          4,299,833        909,900 (a)      (909,900)     6,426,674
                                                                (b)     2,126,841
   Previous accumulated deficit       (1,867,999)          --                --       (1,867,999)
   Accumulated deficit                (2,182,086)      (332,965)(a)       332,965     (3,896,919)
                                                                (c)    (1,714,833)
                                     -----------    -----------       -----------    -----------

TOTAL STOCKHOLDERS' EQUITY               261,888        577,985          (165,130)       674,743
                                     -----------    -----------       -----------    -----------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $   313,133    $   673,504       $      --      $   986,637
                                     ===========    ===========       ===========    ===========


          See notes to unaudited pro forma consolidated condensed financial statements.

                                               F-2

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------


                                                        For the Year Ended December 31, 1999
                                           ---------------------------------------------------------------
                                                                              One E Group
                                                                               Pro Forma       Unaudited
                                              Empire       One E Group        Adjustments      Pro Forma
                                           ------------    ------------       ------------    ------------
OIL AND GAS SALES                          $     69,401                       $       --      $     69,401

EXPENSES
   Lease operating                                1,100            --                 --             1,100
   Depreciation, depletion, amortization
      and impairment                             90,802           4,396 (c)      1,714,833       1,810,031
   Interest, net                                 76,750         (10,249)              --            66,501
   General and administrative                   570,838         183,512               --           754,350
                                           ------------    ------------       ------------    ------------

TOTAL EXPENSES                                  739,490         177,659          1,714,833       2,631,982
                                           ------------    ------------       ------------    ------------

OPERATING LOSS                                 (670,089)       (177,659)        (1,714,833)     (2,562,581)

Provision for income taxes                         --              --                 --              --
                                           ------------    ------------       ------------    ------------

   Net Loss                                $   (670,089)   $   (177,659)      $ (1,714,833)   $ (2,562,581)
                                           ============    ============       ============    ============

Net loss per common share                                                                     $      (0.22)
                                                                                              ============

Weighted Average Shares Outstanding                                                             11,729,460
                                                                                              ============



             See notes to unaudited pro forma consolidated condensed financial statements.

                                                F-3

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------


                                                      For the Three Months Ended March 31, 2000
                                           ---------------------------------------------------------------
                                                                              One E Group
                                                                               Pro Forma       Unaudited
                                              Empire      One E Group         Adjustments      Pro Forma
                                           ------------    ------------       ------------    ------------

OIL AND GAS SALES                          $    122,053    $       --         $       --      $    122,053
COMPUTER SERVICES REVENUE                          --            44,770               --            44,770

EXPENSES
   Lease operating                                2,032            --                 --             2,032
   Cost of sales                                   --             6,751               --             6,751
   Depreciation, depletion, amortization
      and impairment                          1,682,822           3,324 (c)      1,714,833       3,400,979
   Interest, net                                  6,700          (9,516)              --            (2,816)
   General and administrative                   134,529         199,516               --           334,045
                                           ------------    ------------       ------------    ------------

TOTAL EXPENSES                                1,826,083         200,075          1,714,833       3,740,991
                                           ------------    ------------       ------------    ------------

OPERATING LOSS                               (1,704,030)       (155,305)        (1,714,833)     (3,574,168)

Provision for income taxes                         --              --                 --              --
                                           ------------    ------------       ------------    ------------

   Net Loss                                $ (1,704,030)   $   (155,305)      $ (1,714,833)   $ (3,574,168)
                                           ============    ============       ============    ============

Loss Per Share:
Net loss per common share                                                                     $      (0.29)
                                                                                              ============

Weighted Average Shares Outstanding                                                             12,331,733
                                                                                              ============



              See notes to unaudited pro forma consolidated condensed financial statements.

                                                   F-4

                            EMPIRE ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Acquisition of Investment in One E Group

On June 20, 2000, Empire acquired 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to purchase 11,000,000 shares of the Company's common stock at $3.00 per share.

The market value of the common stock issued by Empire was determined to be $2,116,688 based on the closing price of $2.50 per share on the date of the acquisition. The fair value of the warrants was determined to be $11,000 based on the stated value of the warrants. The warrants expire June 20, 2001 and are callable at $.001 per share if not exercised within sixty days after the Company's common stock trades at $5.55 for 30 consecutive days. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values. Due to the lack of historical profitability, the excess of the market value of the common stock issued over the net fair value of the assets acquired will not be capitalized as goodwill but will be impaired and immediately charged to operations. Because of this immediate impairment, no additional adjustments will be made to operations related to depreciation or amortization of asset values.

In connection with the acquisition of One E Group, the Company received a note receivable of $252,702 which was due from Talisman Marketing, Inc., and was assumed by a subsidiary of Empire when assets of Talisman were acquired on April 11, 2000. Therefore, in the future, the note receivable and payable will eliminate upon consolidation.

The unaudited pro forma adjustments are as follows:

     a.   To eliminate the equity of One E Group upon purchase.

     b. To record the issuance of common stock to purchase 71.43% of the outstanding common stock of OEG under the purchase method:

          Net assets acquired at fair value:
            Current assets                                   $   250,641
            Property and equipment                                95,146
            Other assets                                         327,717
            Goodwill                                           1,714,833
            Minority interests                                  (165,130)
            Liabilities                                          (95,519)
                                                             -----------

                                                             $ 2,127,688
                                                             ===========

          Consideration comprised of 846,675 common shares
            of Empire at $2.50 per share                     $ 2,116,688
          Fair value of warrants                                  11,000
                                                             -----------
                                                             $ 2,127,688
                                                             ===========


     c. To record and charge against operations the impairment of the excess of the fair value of the common stock issued over the fair value of the net assets acquired.

                            EMPIRE ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Earnings per share:

The following is a reconciliation of historical to pro forma weighted average shares outstanding:

                                           Year Ended         Three Months Ended
                                        December 31, 1999       March 31, 2000
                                        -----------------       --------------

     Historical                             10,882,785            11,485,058

     Shares issued to acquire
     One E Group (assumed to
     be at beginning of period)                846,675               846,675
                                            ----------            ----------

     Pro forma                              11,729,460            12,331,733
                                            ==========            ==========

Basic earnings per share of common stock was computed by dividing loss applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Diluted loss per share is not presented because all potential common shares are anti-dilutive.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
CONTENTS
--------------------------------------------------------------------------------
                                                                       Page
                                                                       ----

Independent Auditors' Report                                            F-8

Financial Statements:

     Balance Sheet                                                      F-9

     Statement of Operations                                            F-10

     Statement of Stockholders' Equity                                  F-11

     Statement of Cash Flows                                            F-12

     Notes to Financial Statements                                  F-13 to F-18

     Introduction to Interim Financial Statements                       F-19

     Interim Financial Statements for the Period Ended
       March 31, 2000                                               F-20 to F-25

Independent Auditors' Report




To the Board of Directors and Stockholders
One E Group, Inc.
Chandler, AZ


We have audited the accompanying balance sheet of One E Group, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from October 7, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One E Group, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the period from October 7, 1999 (inception) to December 31, 1999, in conformity with generally accepted accounting principles.







February 17, 2000                        /s/ Sartain Fischbein & Co.
Tulsa, Oklahoma                          Sartain Fischbein & Co.

ONE E GROUP, INC.
  (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
-------------------------------------------------------------------------------
December 31, 1999
-------------------------------------------------------------------------------


ASSETS

Current Assets:
    Cash                                                              $ 238,336
    Notes receivable - related parties                                  403,652
    Employee advance                                                      2,000
    Accrued interest receivable                                           6,700
                                                                      ---------

Total Current Assets                                                    650,688

Furniture and Equipment, net of accumulated
  depreciation of $4,396                                                 49,786
                                                                      ---------

                                                                      $ 700,474
                                                                      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts payable                                                  $  11,881
    Current portion of long-term debt                                    10,701
    Finders fee payable                                                  14,000
                                                                      ---------

Total Current Liabilities                                                36,582

Long-Term Debt                                                           20,601
                                                                      ---------

Total Liabilities                                                        57,183
                                                                      ---------

Stockholders' Equity
    Preferred stock, $.0001 par value, 10,000,000 shares
        authorized, no shares issued and outstanding                       --
    Common stock, $.0001 par value, 100,000,000 shares
        authorized, 10,400,000 shares issued and outstanding              1,040
    Additional paid-in capital                                          819,910
    Deficit accumulated during development stage                       (177,659)
                                                                      ---------

Total Stockholders' Equity                                              643,291
                                                                      ---------

                                                                      $ 700,474
                                                                      =========


  See notes to unaudited pro forma consolidated condensed financial statements.

ONE E GROUP, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                                  Period from
                                                                   October 7,
                                                                1999 (inception)
                                                                       to
                                                                  December 31,
                                                                      1999
--------------------------------------------------------------------------------


Revenue                                                           $       --

General and Administrative Expenses                                   (187,908)
                                                                  ------------

Operating Loss                                                        (187,908)

Other Income (Expense):
  Interest expense                                                        (423)
  Interest income                                                       10,672
                                                                  ------------

                                                                        10,249
                                                                  ------------

Net Loss                                                          $   (177,659)
                                                                  ============

Basic Loss Per Share                                              $      (0.02)
                                                                  ============

Basic Weighted Average Shares Outstanding                         $ 10,168,588
                                                                  ============



  See notes to unaudited pro forma consolidated condensed financial statements.


ONE E GROUP, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------
Period from October 7, 1999 (inception) to December 31, 1999
--------------------------------------------------------------------------------------------------

                                                                           Deficit
                                                                          Accumulated
                                        Common Stock         Additional     During
                                   -----------------------    Paid-in     Development
                                     Shares       Amount      Capital       Stage         Total
                                   ----------   ----------   ----------   ----------    ----------
Balance at Inception,
    October 7, 1999                      --     $     --     $     --     $     --      $     --

Issue shares for cash at
    $.0001 per share on 10/20/99    9,500,000          950         --           --             950

Issue shares for cash at $1.00
    per share in connection with
    a private placement between
    9/6/99 and 12/12/99. Net of
    $80,000 of deferred offering
    costs                             900,000           90      819,910         --         820,000

Net loss for period                      --           --           --       (177,659)     (177,659)
                                   ----------   ----------   ----------   ----------    ----------

Balance, December 31,1999          10,400,000   $    1,040   $  819,910   $ (177,659)   $  643,291
                                   ==========   ==========   ==========   ==========    ==========




          See notes to unaudited pro forma consolidated condensed financial statements.

                                              F-11

ONE E GROUP, INC.
  (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
                                                                  Period from
                                                                   October 7,
                                                                1999 (inception)
                                                                       to
                                                                  December 31,
                                                                      1999
--------------------------------------------------------------------------------

Cash Flows From Operating Activities:
  Net loss                                                         $(177,659)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
     Depreciation                                                      4,396
     Increase in employee advance                                     (2,000)
     Increase in accrued interest receivable                          (6,700)
     Increase in accounts payable                                     11,881
                                                                   ---------

Net Cash Used in Operating Activities                               (170,082)
                                                                   ---------

Cash Flows from Investing Activities:
  Advances on notes receivable                                      (403,652)
  Purchase of equipment                                              (20,562)
                                                                   ---------

Net Cash Used in Investing Activities                               (424,214)
                                                                   ---------

Cash Flows From Financing Activities:
  Repayments on long-term debt                                        (2,318)
  Proceeds from the sale of common stock                             900,950
  Deferred offering costs paid                                       (66,000)
                                                                   ---------

Net Cash Provided By Financing Activities                            832,632
                                                                   ---------

Net Increase in Cash                                                 238,336

Cash, beginning of period                                               --
                                                                   ---------

Cash, end of period                                                $ 238,336
                                                                   =========

Cash Paid During the Year For:
  Interest                                                         $     423
                                                                   =========

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Acquisition of equipment through capital lease                     $  33,620
                                                                   =========

Accrued commissions on private placement                           $  14,000
                                                                   =========


  See notes to unaudited pro forma consolidated condensed financial statements.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Operations: One E Group, Inc. (the "Company") was incorporated in October 1999 to be an e-commerce enabler, providing turn-key e-commerce solutions for businesses. The Company is owned 53% by Torreon Holdings, Inc. ("Torreon").

     Cash: The Company maintains cash balances with a financial institution in excess of FDIC limits.

     Furniture and Equipment: Expenditures for furniture and equipment are recorded at cost; equipment under capital lease is stated at the lower of fair market value or net present value of minimum lease payments at inception of the lease. Depreciation is provided on a straight-line basis over the estimated useful life of the equipment or the lease term of 5-7 years.

     Deferred Offering Costs: Deferred offering costs represents costs incurred in connection with the Company's private placement. See Note 6.

     Per Share Information: The computation of earnings per share is based on the loss applicable to common stockholders, divided by the weighted average number of common shares outstanding during the period.

     Income Taxes: The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   DEVELOPMENT STAGE OPERATIONS

     The Company was incorporated on October 7, 1999. The operations to date have consisted primarily of developing a business plan, raising capital, establishing key relationships with suppliers and resellers and creating the operation infrastructure. The Company's business plan focuses primarily on establishing an e-commerce presence for businesses with fewer than 500 employees. Additionally, the Company is in the process of raising an additional $9,000,000 in a private placement. (See Note 9).

     There can be no assurances the Company will be successful in development and implementation of its business plan or raising additional capital.

3.   NOTES RECEIVABLE

     The Company loaned an entity related through common ownership $252,702 at 10%. The note is due on demand and is without collateral.

     The Company loaned Torreon $150,950 at 10%. The note is due on demand and is without collateral.

     A summary of notes receivable at December 31, 1999 is as follows:

                  Note receivable - related entity    $252,702

                  Notes receivable - Torreon           150,950
                                                      --------

                  Total notes receivable               403,652

                  Allowance for uncollectible notes       --
                                                      --------

                  Net balance, December 31, 1999      $403,652
                                                      ========

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

4.   LONG-TERM DEBT

     The Company leases computer and phone equipment under capital leases which require monthly payments aggregating $1,176 per month including interest and expire through September 2002. The following is a summary of assets under capital leases at December 31, 1999:

                    Computer and phone equipment   $ 33,620
                    Accumulated depreciation         (3,438)
                                                   --------

                                                   $ 30,182
                                                   ========

     Maturities on the capital lease obligation, shown as long-term debt, are as follows: 2000 - $10,701; 2001 - $11,723; 2002 - $8,878.

5.   INCOME TAXES

     Components of the net deferred tax asset at December 31, 1999 are as follows:

                  Net operating loss carryforwards   $ 66,000
                  Valuation allowance                 (66,000)
                                                     --------

                  Net deferred tax asset             $   --
                                                     ========

     At December 31, 1999, the Company has net operating loss carryforwards of approximately $168,000 which expire through 2014. Due to uncertainty as to realization, a deferred tax asset valuation allowance has been provided and no net provision for income taxes is included in the statements of operations.

6.   STOCKHOLDERS' EQUITY

     Sales of Common Stock
     ---------------------

     At inception, the Company sold 9,500,000 shares of common stock for $.0001 share.

     In January 2000, the Company completed a private placement for 1,000,000 shares of the Company's common stock at $1.00 per share. As of December 31, 1999 the Company had sold and issued 900,000 shares of the common stock under this private placement for $820,000 (net of $80,000 of costs - see
     Note 7). The remaining 100,000 shares were sold for $90,000 (net of $10,000 of costs) in January 2000.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

7.   AGREEMENTS

     Reseller Agreement
     ------------------

     The Company has entered into a three (3) year agreement with a provider of internet access, who owns proprietary technology, software, systems and engineering. The agreement provides the Company access to nationwide communication networks and preferential pricing. These networks will allow subscribers to obtain internet service and access to the e-commerce services nationwide without use of long distance connections. The Company will pay various monthly charges based on usage but has no minimum usage commitment. The Company was required to pay a $25,000 set-up charge and will pay various monthly charges per user once they begin providing the internet access. The initial set-up charge was paid and expensed in 1999.

     Finders Fee Agreement
     ---------------------

     The Company entered into a finders fee agreement with a minority shareholder (under 5% ownership) in conjunction with the $1,000,000 private placement. Under the agreement the minority shareholder received a fee of 10% of the proceeds of any stock sale the Company made to potential investors that he introduced to the Company. As of December 31, 1999, the Company had paid $66,000 and accrued an additional $14,000 in finders fees to this individual. An additional $10,000 fee was paid to this individual when the private placement was completed in January 2000. All fees paid are included as a reduction of additional paid-in capital in the accompanying balance sheet.

     Office Lease
     ------------

     The Company leases office space from an entity related through common ownership on a month-to-month basis. During the period ended December 31, 1999, the Company paid $1,840 of rent under the lease agreement.

ONE E GROUP, INC.
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

8.   STOCK OPTION PLAN

     Effective October 20, 1999, the Company adopted a Stock Option Plan ("the Plan") that provides for qualified and non-qualified plans. The Plan covers an aggregate 2,000,000 shares of common stock of which the Incentive plan (the qualified plan) is limited to 1,000,000 of the shares. The Incentive plan is administered by a committee appointed by the Board of Directors (Committee), and requires that options be granted at an exercise price of 100% of the fair value of the common stock of the Company on the date of the grant. Options granted to stockholders who possess more than 10% of the outstanding common stock have a required exercise price of 110% of the fair value of the common stock on the date of grant. The options are exercisable six months after the date of grant and expire up to ten years from date of grant or up to five years from the date of grant for options to stockholders who possess more than 10% of the outstanding common stock.

     The non-qualified Plan is also administered by the Committee and is covered by the same 2,000,000 shares pool as the Incentive plan. The Non-Qualified Plan provides that options may be granted at exercise prices and terms as determined by the Committee.

     No options have been granted under the Plan.

9.   SUBSEQUENT EVENTS

     Acquisition
     -----------

     On January 10, 2000, the Company established a newly formed company in which it owns a 51% ownership interest. In conjunction with the newly formed subsidiary, the Company acquired computer equipment from a company owned by the minority shareholders of the newly formed company for $65,000, $25,000 in cash and the remaining $40,000 to be paid over the next 18 months. Simultaneously, the Company sold the equipment to its newly formed subsidiary for a $65,000 demand note receivable with interest at 10%. No gain or loss was recorded on the transaction and the assets will be recorded on the subsidiary's balance sheet.

ONE E GROUP, INC.
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM OCTOBER 7, 1999 (INCEPTION) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

9.   SUBSEQUENT EVENTS (CONTINUED)

     Proposed Private Placement
     --------------------------

     In January 2000, the Company entered into an agreement with a placement agent to sell up to 4,500,000 shares of the Company's common stock for $2.00 per share. The Company is required to pay the agent 5% of the gross proceeds from the offering. The Company paid $25,000 in non-reimbursable retainers in January 2000, of which $10,000 will be applied against the fee upon a successful offering.

     In addition, in January 2000, the Company entered into an agreement with an entity, which is a minority stockholder, to identify the placement agent and to assist in the private placement. The Company is required to pay the entity $450,000 upon successful completion of the offering and the Company paid the entity a non-refundable deposit of $2,500 in January 2000, which will be applied against the fee upon a successful offering.

                 Introduction to Unaudited Financial Statements


In the opinion of management, the following unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of One E Group at March 31, 2000 and the results of its operations and changes in cash flows for the three months then ended.

                                One E Group, Inc.
                                  Balance Sheet
                           March 31, 2000 (Unaudited)



                                     Assets

Current assets
   Cash                                                               $ 164,160
   Accounts receivable                                                   39,085
   Prepaid expenses                                                       1,263
   Loans to related companies                                           327,515
                                                                      ---------
      Total Current assets                                              532,023

Property plant and equipment                                             95,146


Other assets                                                             46,334
                                                                      ---------


      Total Assets                                                    $ 673,504
                                                                      =========

                      Liabilities and Stockholders Equity

Current liabilities
   Accounts payable - trade                                           $   8,711
   Accrued expenses                                                      17,001
                                                                      ---------
      Total Current liabilities                                          25,712

Long-term liabilities
   Long-term debt                                                        69,807

Stockholders Equity
   Common stock                                                           1,050
   Additional paid in capital                                           909,900
   Retained earnings                                                   (332,965)

      Total Stockholders Equity                                         577,985
                                                                      ---------

      Total Liabilities and Stockholders Equity                       $ 673,504
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

                                One E Group, Inc.
                           Statement of Income (Loss)
                For the period ending March 31, 2000 (Unaudited)



Operating revenue                                                     $  44,770


Cost of goods sold                                                        6,751
                                                                      ---------

Gross profit/(loss)                                                      38,019

Operating expenses                                                      203,591
                                                                      ---------

Income/(loss) from operations                                          (165,572)

Other income
Interest income                                                          10,267
                                                                      ---------

Net income/(loss)                                                     $(155,305)
                                                                      =========




    The accompanying notes are an integral part of the financial statements.



                                        One E Group, Inc.
                                Statement of Stockholders' Equity
                        For the period ending March 31, 2000 (Unaudited)


                                                                          Deficit
                                                                        Accumulated
                                                           Additional     During
                                      Common Stock          Paid-in     Development
                                   Shares       Amount      Capital       Stage         Total
                                 ----------   ----------   ----------   ----------    ----------

Balance, December 31, 1999       10,400,000   $    1,040   $  819,910   $ (177,659)   $  643,291

Issue shares for cash at $1.00
  per share, net of $10,000
   of offering costs                100,000           10       89,990         --          90,000

Net loss for period                    --           --           --       (155,305)     (155,305)
                                 ----------   ----------   ----------   ----------    ----------

Balance, March 31, 2000          10,500,000   $    1,050   $  909,900   $ (332,964)   $  577,986
                                 ==========   ==========   ==========   ==========    ==========




            The accompanying notes are an integral part of the financial statements.

                                              F-22

                                One E Group, Inc.
                             Statement of Cash Flows
                For the period ending March 31, 2000 (Unaudited)


Cash flows from operating activities:
Net Income/(Loss)                                                     $(155,305)
Adjustments to reconcile net income/(loss) to
net cash provided by (used in) operations:
   Depreciation and amortization expense                                  3,324
   Decrease/(increase) in accounts receivable                           (37,085)
   Decrease/(increase) in prepaid expenses                               (1,263)
   Increase/(decrease) in accounts payable                               (3,170)
   Increase/(decrease) in accrued expenses                               17,001
   Increase/(decrease) in other current liabilities                     (14,000)
                                                                      ---------

Net cash provided by (used in) operating activities                    (190,499)

Cash flows from investing activities:
   Investment in lease deposit                                          (18,633)
   Change in loans to related companies                                  82,837
   Investment in fixed assets                                            (8,685)
   Investment in subsidiaries                                              (201)
                                                                      ---------

Net cash provided by (used in) investing activities                      55,318

Cash flows from financing activities:
   Prepaid offering costs                                               (27,500)
   Repayments on long-term debt                                          (1,495)
   Proceeds of common stock sales                                        90,000
                                                                      ---------

Net cash provided by (used in) financing activities                      61,005
                                                                      ---------



Net Increase(Decrease) in Cash                                          (74,176)


Cash at Beginning of Period                                             238,336
                                                                      ---------


Cash at End of Period                                                 $ 164,160
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
PERIOD ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, refer to the audited financial statements for December 31, 2000 included herein. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2000, are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

     Nature of Operations: One E Group, Inc. (the "Company") was incorporated in October 1999 to be an e-commerce enabler, providing turn-key e-commerce solutions for businesses. The Company is owned 53% by Torreon Holdings, Inc. ("Torreon").

     Cash: The Company maintains cash balances with a financial institution in excess of FDIC limits.

     Furniture and Equipment: Expenditures for furniture and equipment are recorded at cost; equipment under capital lease is stated at the lower of fair market value or net present value of minimum lease payments at inception of the lease. Depreciation is provided on a straight-line basis over the estimated useful life of the equipment or the lease term of 5-7 years.

     Deferred Offering Costs: Deferred offering costs represents costs incurred in connection with the Company's private placement.

     Per Share Information: The computation of earnings per share is based on the loss applicable to common stockholders, divided by the weighted average number of common shares outstanding during the period.

ONE E GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
PERIOD ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes: The Company uses the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   DEVELOPMENT STAGE OPERATIONS

     The Company was incorporated on October 7, 1999. The operations to date have consisted primarily of developing a business plan, raising capital, establishing key relationships with suppliers and resellers and creating the operation infrastructure. The Company's business plan focuses primarily on establishing an e-commerce presence for businesses with fewer than 500 employees. Additionally, the Company is in the process of raising an additional $9,000,000 in a private placement.

     There can be no assurances the Company will be successful in development and implementation of its business plan or raising additional capital.